Exhibit 10.12








                                        October 9, 1998


Mr. William A. Martin
6364 Massey Manor Cove
Memphis, Tennessee  38120


Dear Mr. Martin:

     Reference is hereby made to: (i) the Severance Agreement dated June 19, 1997 (the "Agreement") between you and Insituform
Technologies, Inc. (the "Company"); and (ii) the Notice of
Termination dated as of even date herewith delivered by you to the Company thereunder.

     In connection with the foregoing, the Company and you hereby agree as follows (capitalized terms used herein and not otherwise defined herein, to have the same meanings ascribed to them in the Agreement):

          (a) The Company hereby acknowledges that the foregoing Notice of Termination has been timely delivered and that, as modified pursuant to this letter, shall for all purposes of the Agreement be deemed to evidence termination for Good Reason, as defined in the final sentence of Paragraph (p) of
     Article I of the Agreement.

          (b) Notwithstanding anything to the contrary contained in the Agreement (including without limitation, the provisions of clause (iii) of Paragraph (s) of Article I of the Agreement), and without prejudice to any of your rights under the Agreement arising from delivery of the aforesaid Notice of Termination, the Date of Termination referenced in the aforesaid Notice of Termination (the "Original Date of Termination") shall, for all purposes of the Agreement (except as set forth in the immediately succeeding paragraph), be postponed to such date set forth in a written notice delivered in the manner set forth in the Agreement by the Company to you (or, such earlier date set forth in a written notice delivered in the manner set forth in the Agreement by you to the Company), provided that any notice as aforesaid shall be delivered no less than 30 days prior to the date specified therein (the postponed date as aforesaid to be the "Postponed Date of Termination").

Mr. William A. Martin                            October 9, 1998
Page 2 of 2


          (c) Without limiting the generality of paragraph (b) immediately preceding, you and the Company acknowledge and agree that the lump sum cash payment required under Paragraph
     (b) (i) of Article II of the Agreement shall be made within 30 days of the Postponed Date of Termination, and the continuation of benefits required under Paragraph (b)(ii) of said Article II shall extend through the period of three years after the Postponed Date of Termination; it being understood and agreed, however, that, for purposes of the calculation of Annual Base Salary and Annual Bonus under the Agreement, the Date of Termination shall be deemed to be the Original Date of Termination, and the reference under said Paragraph (b) (i) to the "current fiscal year" shall be deemed to refer to the "fiscal year of the Date of Termination" (with such last date deemed to be the Original Date of Termination).

     The Company and you hereby acknowledge and agree that your entitlement to the benefits of the Agreement arising from termination by you for Good Reason as aforesaid during the Protected Period shall survive any Disability (or death), or any other event, subsequent to the date hereof.

     Except as stated herein, all provisions of the Agreement shall remain in full force and effect, without modification and without any adverse effect on any rights, benefits or privileges conferred on you pursuant to the Agreement.

     If the foregoing accurately reflects our agreement, kindly acknowledge your acceptance hereof by countersigning the enclosed copy of this letter in the space below provided and returning such signed copy to the undersigned.


                              Very truly yours,

                              INSITUFORM TECHNOLOGIES, INC.



                              By s/Anthony W. Hooper
                                -------------------------------
ACCEPTED AND AGREED:


s/William A. Martin
--------------------------------
William A. Martin

                                              October 9, 1998




Insituform Technologies, Inc.
702 Spirit 40 Park Drive
Chesterfield, Missouri  63005
Attention: General Counsel


Dear Sirs:

     Reference is hereby made to the Severance Agreement dated
June 19, 1997 (the "Agreement") between you and the undersigned.
Capitalized terms utilized herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

     This letter shall constitute a Notice of Termination pursuant to the Agreement, notifying you of the termination by the undersigned of his employment with the Company and its Affiliates for Good Reason. In accordance with the Agreement, the undersigned hereby advises you as follows:

     (a) Paragraph (p) of Article I of the Agreement provides that, "a termination by the Executive for any reason during the... 30-day period immediately following the first anniversary of the Effective Date... shall be deemed to be a termination for Good Reason for all purposes of this Agreement."

     (b) The Effective Date occurred on October 8, 1997, as a result of a Change of Control described in Paragraph (g)(i) of
Article I of the Agreement, upon the election to the Board of at least two members other than pursuant to the circumstances described under clauses (x) or (y) of said paragraph and, in particular, pursuant to the circumstances described in the Company's proxy statement dated August 25, 1997. Accordingly, the termination to which this Notice of Termination relates shall be deemed a termination for Good Reason.

     (c) The Date of Termination shall be October 31, 1998 (which is not later than 30 days after the first anniversary of the Effective Date).

Insituform Technologies, Inc.                    October 9, 1998
Page Two



     Please acknowledge your receipt of this letter and the Notice of Termination herein by countersigning the enclosed copy of this letter in the space below provided and returning such signed copy to the undersigned.


                              Very truly yours,



                              s/William A. Martin
                              ----------------------------------
                              William A. Martin


RECEIPT ACKNOWLEDGED:

INSITUFORM TECHNOLOGIES, INC.



By s/Anthony W. Hooper
  ------------------------------